                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated May 1, 1998, (98-4), between the Company and First Trust National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 16, 1998 to November 15, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 27th day of November, 1998.

                                                   GREEN TREE FINANCIAL CORP.




                                               BY: /s/Phyllis A. Knight
                                                   ----------------------------
                                                   Phyllis A. Knight
                                                   Senior Vice President and
                                                   Treasurer

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.68%,
                   6.00%, 5.98%, 6.09%, 6.18%, 6.53%*, 6.87%*
                    PASS-THROUGH CERTIFICATES, SERIES 1998-4
                  CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                     Nov-98

                              CUSIP NO.#393505-E81, E99, F23, F31, F49, F56, F98
                                                        TRUST ACCOUNT #3336599-0
                                                        REMITTANCE DATE 12/01/98

                                                                                    Total $          Per $1,000
                                                                                    Amount            Original
                                                                                ---------------   ---------------
CLASS A CERTIFICATES
--------------------------------------
(1a) Amount available( including Monthly Servicing Fee)                            6,408,124.54
                                                                                ---------------

 (b) Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
        Deficiency Amount (if any) withdrawn for prior Remittance Date                     0.00
                                                                                ---------------

 (c) Amount Available after giving effect to withdrawal of Class M-1 Interest
        Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
        Remittance Date                                                            6,408,124.54
                                                                                ---------------

 (d) Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                     0.00
                                                                                ---------------

A.   Interest
     (2) Aggregate interest
         a. Class A-1 Remittance Rate (5.68%)                                           5.6800%
                                                                                ---------------
         b. Class A-1 Interest                                                        14,699.91        0.68691168
                                                                                ---------------   ---------------

         c. Class A-2 Remittance Rate (6.00%)                                             6.00%
                                                                                ---------------
         d. Class A-2 Interest                                                       130,000.00        5.00000000
                                                                                ---------------   ---------------

         e. Class A-3 Remittance Rate (5.98%)                                             5.98%
                                                                                ---------------
         f. Class A-3 Interest                                                       308,966.67        4.98333339
                                                                                ---------------   ---------------

         g. Class A-4 Remittance Rate (6.09%)                                             6.09%
                                                                                ---------------
         h. Class A-4 Interest                                                       137,025.00        5.07500000
                                                                                ---------------   ---------------

         i. Class A-5 Remittance Rate (6.18%)                                             6.18%
                                                                                ---------------
         j. Class A-5 Interest                                                       558,260.00        5.15000000
                                                                                ---------------   ---------------

         k. Class A-6 Remittance Rate 6.53%, (unless
            the Weighted Average Contract Rate is
            less than 6.53%)                                                              6.53%
                                                                                ---------------
         l. Class A-6 Interest                                                       395,609.17        5.44166671
                                                                                ---------------   ---------------

         m. Class A-7 Remittance Rate 6.87%, (unless
            the Weighted Average Contract Rate is
            less than 6.87%)                                                              6.87%
                                                                                ---------------
         n. Class A-7 Interest                                                       601,125.00        5.72500000
                                                                                ---------------   ---------------

     (3) Amount applied to:
         a. Unpaid Class A Interest Shortfall                                              0.00                 0
                                                                                ---------------   ---------------

     (4) Remaining:
         a. Unpaid Class A Interest Shortfall                                              0.00                 0
                                                                                ---------------   ---------------

B.   Principal
     (5) Formula Principal Distribution Amount                                     2,499,122.92              N/A
                                                                                ---------------   ---------------
         a. Scheduled Principal                                                      167,041.04              N/A
                                                                                ---------------   ---------------
         b. Principal Prepayments                                                  1,858,083.69              N/A
                                                                                ---------------   ---------------
         c. Liquidated Contracts                                                     127,157.75              N/A
                                                                                ---------------   ---------------
         d. Repurchases                                                                    0.00              N/A
                                                                                ---------------   ---------------
         e. Current Month Advanced Principal                                       1,034,376.25              N/A
                                                                                ---------------   ---------------
         f. Prior Month Advanced Principal                                          (687,535.81)             N/A
                                                                                ---------------   ---------------

     (6) Pool Scheduled Principal Balance                                        480,347,958.55
                                                                                ---------------

    (6b) Adjusted Pool Principal Balance                                         479,313,582.30      958.62716460
                                                                                ---------------   ---------------
    (6c) Pool Factor                                                                 0.95862716
                                                                                ---------------

     *Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.68%,
                   6.00%, 5.98%, 6.09%, 6.18%, 6.53%*, 6.87%*
                    PASS-THROUGH CERTIFICATES, SERIES 1998-4
                  CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                     Nov-98
                                     PAGE 2

                              CUSIP NO.#393505-E81, E99, F23, F31, F49, F56, F98
                                                        TRUST ACCOUNT #3336599-0
                                                        REMITTANCE DATE 12/01/98

    (7) Unpaid Class A Principal Shortfall
        (if any) following prior Remittance Date                                           0.00
                                                                                ---------------

    (8) Class A Percentage for such Remittance Date                                      91.18%
                                                                                ---------------

    (9) Class A Percentage for the following Remittance Date                             91.13%
                                                                                ---------------

    (10) Class A Principal Distribution:
         a. Class A-1                                                              2,499,122.92      116.78144486
                                                                                ---------------   ---------------
         b. Class A-2                                                                      0.00        0.00000000
                                                                                ---------------   ---------------
         c. Class A-3                                                                      0.00        0.00000000
                                                                                ---------------   ---------------
         d. Class A-4                                                                      0.00        0.00000000
                                                                                ---------------   ---------------
         e. Class A-5                                                                      0.00        0.00000000
                                                                                ---------------   ---------------
         g. Class A-6                                                                      0.00        0.00000000
                                                                                ---------------   ---------------
         h. Class A-7                                                                      0.00        0.00000000
                                                                                ---------------   ---------------

    (11) Class A-1 Principal Balance                                                 713,582.30       33.34496729
                                                                                ---------------   ---------------
   (11a) Class A-1 Pool Factor                                                       0.03334497
                                                                                ---------------

    (12) Class A-2 Principal Balance                                              26,000,000.00      1000.0000000
                                                                                ---------------   ---------------
   (12a) Class A-2 Pool Factor                                                       1.00000000
                                                                                ---------------

    (13) Class A-3 Principal Balance                                              62,000,000.00      1000.0000000
                                                                                ---------------   ---------------
   (13a) Class A-3 Pool Factor                                                       1.00000000
                                                                                ---------------

    (14) Class A-4 Principal Balance                                              27,000,000.00      1000.0000000
                                                                                ---------------   ---------------
   (14a) Class A-4 Pool Factor                                                       1.00000000
                                                                                ---------------

    (15) Class A-5 Principal Balance                                             108,400,000.00      1000.0000000
                                                                                ---------------   ---------------
   (15a) Class A-5 Pool Factor                                                       1.00000000
                                                                                ---------------

    (16) Class A-6 Principal Balance                                              72,700,000.00      1000.0000000
                                                                                ---------------   ---------------
   (16a) Class A-6 Pool Factor                                                       1.00000000
                                                                                ---------------

    (17) Class A-7 Principal Balance                                             105,000,000.00      1000.0000000
                                                                                ---------------   ---------------
   (17a) Class A-7 Pool Factor                                                       1.00000000
                                                                                ---------------

    (17) Unpaid Class A Principal Shortfall
         (if any)following current Remittance Date                                         0.00
                                                                                ---------------

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

         (18)  31-59 days                                                          3,080,831.93                82
                                                                                ---------------   ---------------

         (19)  60 days or more                                                     3,043,028.68                84
                                                                                ---------------   ---------------

         (20)  Current Month Repossessions                                           307,253.53                12
                                                                                ---------------   ---------------

         (21)  Repossession Inventory                                                626,478.32                22
                                                                                ---------------   ---------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.68%,
                   6.00%, 5.98%, 6.09%, 6.18%, 6.53%*, 6.87%*
                    PASS-THROUGH CERTIFICATES, SERIES 1998-4
                  CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                     Nov-98
                                     PAGE 3

                              CUSIP NO.#393505-E81, E99, F23, F31, F49, F56, F98
                                                        TRUST ACCOUNT #3336599-0
                                                        REMITTANCE DATE 12/01/98

Class M-1 Distribution Test and Class B Distribution test
(applicable on and after the Remittance Date occurring in July 2002.)

(22) Average Sixty - Day Delinquency Ratio Test

      (a) Sixty - Day Delinquency Ratio for current Remittance Date                        0.76 %
                                                                                ---------------

      (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
          may not exceed 4.0%)                                                              0.5 %
                                                                                ---------------

(23) Average Thirty - Day Delinquency Ratio Test

      (a) Thirty - Day Delinquency Ratio for current Remittance Date                       1.41 %
                                                                                ---------------

      (b) Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
          may not exceed 6.0%)                                                             1.13 %
                                                                                ---------------

(24) Cumulative Realized Losses Test

      (a)  Cumulative Realized Losses for current Remittance Date
           (as a percentage of Cut-off Date Pool Principal Balance;
           may not exceed 5.5% from June 1, 2002 to May 31, 2003,
           6.5% from June 1, 2003 to May 31, 2004; 8.5% from                               0.00 %
           June 1, 2004 to May 31, 2005 and 9.5% thereafter)                    ---------------

(25) Current Realized Losses Test

      (a) Current Realized Losses for current Remittance Date                         23,609.78
                                                                                ---------------

      (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third
          preceding Remittance and for current Remittance Date;
          may not exceed 2.5%)                                                             0.02 %
                                                                                ---------------

(26) Class M-1 Principal Balance Test

      (a) The sum of Class M-1 Principal Balance and Class B Principal
          Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
          Date is greater than 23.25%                                                     16.09 %
                                                                                ---------------

(27) Class B Principal Balance Test

      (a) Class B Principal Balance (before any distributions on current
          Remittance Date) as of such Remittance date is greater than
          $10,000,000.00                                                          42,500,000.00
                                                                                ---------------

      (b) Class B Principal Balance (before distributions on current
          Remittance Date) divided by pool Scheduled Principal Balance
          as of preceding Remittance Date is equal to or greater than 12.75%.             8.82%
                                                                                ---------------

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.83%*, 7.26%*, 8.11%*
                    PASS-THROUGH CERTIFICATES, SERIES 1998-4
                              CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                                     Nov-98
                                     PAGE 4

                                                 CUSIP NO. #393505-F64, F72, F80
                                                       TRUST ACCOUNT  #3336599-0
                                                        REMITTANCE DATE 12/01/98

                                                                                    Total $         Per $1,000
                                                                                    Amount           Original
                                                                                ---------------   ---------------
CLASS M-1 CERTIFICATES
--------------------------------------
(28) Amount available (including Monthly Servicing Fee)                            1,763,315.87
                                                                                ---------------
A.   Interest
     (29)  Aggregate interest

         (a) Class M-1 Remittance Rate 6.83%, unless the
         Weighted Average Contract Rate is less than 6.83%)                               6.83%
                                                                                ---------------

         (b) Class M-1 Interest                                                      199,208.33        5.69166657
                                                                                ---------------   ---------------

         (c) Interest on Class M-1 Adjusted Principal Balance                              0.00
                                                                                ---------------

     (30)  Amount applied to Class M-1 Interest Deficiency Amount                          0.00
                                                                                ---------------

     (31)  Remaining unpaid Class M-1 Interest Deficiency Amount                           0.00
                                                                                ---------------

     (32)  Amount applied to:
         a. Unpaid Class M-1 Interest Shortfall                                            0.00                 0
                                                                                ---------------   ---------------

     (33)  Remaining:
         a. Unpaid Class M-1 Interest Shortfall                                            0.00                 0
                                                                                ---------------   ---------------

B.   Principal
    (34) Formula Principal Distribution  Amount                                            0.00               N/A
                                                                                ---------------   ---------------
         a. Scheduled Principal                                                            0.00               N/A
                                                                                ---------------   ---------------
         b. Principal Prepayments                                                          0.00               N/A
                                                                                ---------------   ---------------
         c. Liquidated Contracts                                                           0.00               N/A
                                                                                ---------------   ---------------
         d. Repurchases                                                                    0.00               N/A
                                                                                ---------------   ---------------

    (35) Class M-1 Principal Balance                                              35,000,000.00     1000.00000000
                                                                                ---------------   ---------------
   (35a) Class M-1 Pool Factor                                                       1.00000000
                                                                                ---------------

    (36) Class M-1 Percentage for such Remittance Date                                    0.00%
                                                                                ---------------

    (37) Class M-1  Principal Distribution:
         a. Class M-1 (current)                                                            0.00        0.00000000
                                                                                ---------------   ---------------
             b. Unpaid Class M-1 Principal Shortfall
                 (if any) following prior Remittance Date                                  0.00
                                                                                ---------------

    (38) Unpaid Class M-1 Principal Shortfall
           (if any) following current Remittance Date                                      0.00
                                                                                ---------------

    (39) Class M-1 Percentage for the following Remittance Date                           0.00%
                                                                                ---------------

    (40) Class M-1 Liquidation Loss Interest
         (a) Class M-1 Liquidation Loss Amount                                             0.00
                                                                                ---------------

         (b) Amount applied to Class M-1
                Liquidation Loss Interest Amount                                           0.00
                                                                                ---------------

         (c) Remaining Class M-1 Liquidation Loss
                Interest Amount                                                            0.00
                                                                                ---------------

         (d) Amount applied to Unpaid Class M-1
                Loss Interest Shortfall                                                    0.00
                                                                                ---------------

         (e) Remaining Unpaid Class M-1
                Liquidation Loss Interest Shortfalls                                       0.00
                                                                                ---------------

     *Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.83%*, 7.26%*, 8.11%*
                    PASS-THROUGH CERTIFICATES, SERIES 1998-4
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Nov-98
                                                 CUSIP NO. #393505-F64, F72, F80
                                                        REMITTANCE DATE 12/01/98

CLASS BI CERTIFICATES
--------------------------------------
                                                                                    Total $          Per $1,000
                                                                                     Amount           Original
                                                                                ---------------   ---------------
 (1) Amount Available less the Class A
     Distribution Amount and Class M-1 Distribution
     Amount (including Monthly Servicing Fee)                                      1,564,107.54
                                                                                ---------------

 (2) Class B-1 Adjusted Principal Balance                                                  0.00
                                                                                ---------------

 (3) Class B-1 Remittance Rate (7.26%
     unless Weighted Average Contract Rate
     is below 7.26%)                                                                      7.26%
                                                                                ---------------

 (4) Interest on Class B-1 Adjusted Principal Balance                                      0.00
                                                                                ---------------

 (3) Aggregate Class B1 Interest                                                     136,125.00        6.05000000
                                                                                ---------------   ---------------

 (4) Amount applied to Unpaid
     Class B1 Interest Shortfall                                                           0.00              0.00
                                                                                ---------------   ---------------

 (5) Remaining Unpaid Class B1
     Interest Shortfall                                                                    0.00              0.00
                                                                                ---------------   ---------------

 (6) Amount applied to Class B-1
     Interest Deficiency Amount                                                            0.00
                                                                                ---------------

 (7) Remaining Unpaid Class B-1
     Interest Deficiency Amount                                                            0.00
                                                                                ---------------

 (8) Unpaid Class B-1 Principal Shortfall
     (if any) following prior Remittance Date                                              0.00
                                                                                ---------------

 (8a) Class B Percentage for such Remittance Date                                          0.00
                                                                                ---------------

 (9) Current Principal (Class B Percentage of Formula Principal
     Distribution Amount)                                                                  0.00        0.00000000
                                                                                ---------------   ---------------

 (10a) Class B1 Principal Shortfall                                                        0.00
                                                                                ---------------

 (10b) Unpaid Class B1 Principal Shortfall                                                 0.00
                                                                                ---------------

 (11) Class B Principal Balance                                                   42,500,000.00
                                                                                ---------------

 (12) Class B1 Principal Balance                                                  22,500,000.00
                                                                                ---------------
 (12a) Class B1 Pool Factor                                                          1.00000000
                                                                                ---------------

 (13) Class B-1 Liquidation Loss Interest
     (a) Class B-1 Liquidation Loss Amount                                                 0.00
                                                                                ---------------

     (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount                      0.00
                                                                                ---------------

     (c) Remaining Class B-1 Liquidation Loss Interest Amount                              0.00
                                                                                ---------------

     (d) Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall            0.00
                                                                                ---------------

     (e) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                    0.00
                                                                                ---------------

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.83%*, 7.26%*, 8.11%*
                    PASS-THROUGH CERTIFICATES, SERIES 1998-4
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Nov-98
                                     PAGE 2

                                                 CUSIP NO. #393505-F64, F72, F80
                                                        REMITTANCE DATE 12/01/98

                                                                                    Total $         Per $1,000
CLASS B2 CERTIFICATES                                                                Amount          Original
--------------------------------------                                          ---------------   ---------------
         (14) Remaining Amount Available                                           1,427,982.54
                                                                                ---------------

         (15) Class B-2 Remittance Rate (8.11%
              unless Weighted Average Contract
              Rate is less than 8.11%)                                                    8.11%
                                                                                ---------------

         (16) Aggregate Class B2 Interest                                            135,166.67        6.75833350
                                                                                ---------------   ---------------

         (17) Amount applied to Unpaid
              Class B2 Interest Shortfall                                                  0.00              0.00
                                                                                ---------------   ---------------

         (18) Remaining Unpaid Class B2
                 Interest Shortfall                                                        0.00              0.00
                                                                                ---------------   ---------------

         (19) Unpaid Class B2 Principal Shortfall
              (if any) following prior Remittance Date                                     0.00
                                                                                ---------------

         (20) Class B2 Principal Liquidation Loss Amount                                   0.00
                                                                                ---------------

         (21) Class B2 Principal (zero until class B1
              paid down: thereafter, Class B Percentage
              of formula Principal Distribution Amount)                                    0.00        0.00000000
                                                                                ---------------   ---------------

         (22) Guarantee Payment                                                            0.00
                                                                                ---------------

         (23) Class B2 Principal Balance                                          20,000,000.00
                                                                                ---------------
         (23a) Class B2 Pool Factor                                                  1.00000000
                                                                                ---------------

         (24) Monthly Servicing Fee (deducted from Certificate
              Account balance to arrive at Amount Available if
              the Company or Green Tree Financial Servicing
              Corporation is not the Servicer; deducted from funds
              remaining after payment of Class A Distribution Amount,
              Class M-1 Distribution Amount, Class B-1 Distribution
              Amount and Class B-2 Distribution Amount, if the                       201,041.77
              Company or Green Tree Financial Servicing Corp.                   ---------------
              is the Servicer)

         (25) Class B-3I Guarantee Fee                                             1,091,774.10
                                                                                ---------------

         (26) Class B-3I Distribution Amount                                               0.00
                                                                                ---------------

         (27) Class B-3I Formula Distribution Amount (all Excess
              Interest plus Unpaid Class B-3I Shortfall)                                   0.00
                                                                                ---------------

         (28) Class B-3I Distribution Amount (remaining Amount Available)                  0.00
                                                                                ---------------

         (29) Class B-3I Shortfall (26-27)                                                 0.00
                                                                                ---------------

         (30) Unpaid Class B-3I Shortfall                                                  0.00
                                                                                ---------------

         (31) Class M-1 Interest Deficiency on such Remittance Date                        0.00
                                                                                ---------------

         (32) Class B-1 Interest Deficiency on such Remittance Date                        0.00
                                                                                ---------------

         (33) Repossessed Contracts                                                  307,253.53
                                                                                ---------------
         (34) Repossessed Contracts Remaining in Inventory                           626,478.32
                                                                                ---------------

         (35) Weighted Average Contract Rate                                            9.56203
                                                                                ---------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.